PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2020
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

8.    PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	As of	As of	As of
	December 31,	December 31,	December 31,
	2019	2020	2020
	RMB	RMB	US$

Electronics and office equipment	45,816	33,353	5,112
Motor vehicles	11,706	10,737	1,646
Leasehold improvements	119,317	118,722	18,195

Property and equipment, cost	176,839	162,812	24,953
Less: Accumulated depreciation	(112,727)	(143,033)	(21,922)

Property and equipment, net	64,112	19,779	3,031

Depreciation expenses from continuing operations for the years ended December 31, 2018, 2019 and 2020 were approximately RMB31,027, RMB32,017 and RMB43,582 (US$6,679), respectively. Depreciation expenses from discontinued operations were approximately RMB42, nil and nil for the years ended December 31, 2018, 2019 and 2020, respectively.